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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  May 16, 2001
                Date of Report (Date of Earliest Event Reported)



                             HEWLETT-PACKARD COMPANY
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             (Exact name of registrant as specified in its charter)





        DELAWARE                    1-4423                   94-1081436
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(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           File Number)           Identification No.)



                    3000 HANOVER STREET, PALO ALTO, CA 94304
              (Address of principal executive offices) (Zip code)


                                 (650) 857-1501
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

     On May 16, 2001, Hewlett-Packard Company ("HP") issued a press release containing financial information for the quarter ended April 30, 2001 and forward-looking statements relating to the third quarter of its fiscal year 2001. The press release entitled "HP Reports Second Quarter Results" dated May 16, 2001 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press release entitled "HP Reports Second Quarter Results" dated May 16, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      HEWLETT-PACKARD COMPANY


Date: May 16, 2001                    By:  /s/ CHARLES N. CHARNAS
                                           -----------------------------------
                                      Name:  Charles N. Charnas
                                      Title: Assistant Secretary and Senior
                                             Managing Counsel



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                          INDEX TO EXHIBITS FILED WITH
                THE CURRENT REPORT ON FORM 8-K DATED MAY 16, 2001

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
  Exhibit                              Description
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
    99.1       Press release entitled "HP Reports Second Quarter Results"
               dated May 16, 2001.

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